SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.        )

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APPSOFT TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

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APPSOFT TECHNOLOGIES, INC.

1225 Franklin Avenue

Suite 325

Garden City, NY 11530

(516) 224-7717

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

Dear Stockholders:

This Notice of Stockholder Action by Written Consent and Information Statement (“Notice”) and the accompanying Information Statement are being furnished to you as a holder of shares of common stock, par value $0.0001 per share (the “Common Stock”), of AppSoft Technologies, Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”). We are writing to inform you that the holders of a majority of the outstanding shares of Common Stock (the “Majority Holders”) have approved by written consent (the “Consent”) an agreement between the Company and Ventureo, LLC, the sole holder of shares of the Company’s Series A Cumulative, Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), and its affiliates, which collectively hold $158,922.15 of debt incurred by the Company, including principal and interest, as of November 30, 2018 pursuant to which the debt-holders agreed to exchange promissory notes that mature on December 1, 2018 for promissory notes that mature on December 31, 2021 and the Company agreed to amend its articles of incorporation to reduce the price at which shares of the Series A Preferred Stock convert into Common Stock from $0.005 per share to $0.0002 per share (the “Agreement” and the amendment to the articles of incorporation required by the Agreement, the “Amendment”).

The Consent constitutes the only stockholder approval required for the Agreement and the Amendment under Nevada law and our bylaws. As a result, no further action by any other stockholder is required to approve the Agreement and the Amendment and we have not and will not be soliciting your approval of the Agreement and the Amendment. This Notice and Information Statement are furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the approval of the Agreement and the Amendment before they take effect.

The Amendment will become effective when we file a certificate of amendment to the articles of incorporation with the Secretary of State of the state of Nevada (“Certificate”). In accordance with Rule 14c-2 promulgated under the Exchange Act, we will not file the Certificate until the date that is at least 20 days after the enclosed Information Statement is first mailed to our stockholders. The date on which this Notice and Information Statement will be sent to stockholders will be on or about December 7, 2018.

We encourage you to read the accompanying Information Statement for further information regarding the Amendment, including the form of the Certificate which is attached as Exhibit B to the Information Statement.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Brian Kupchik	______________________, 2018
Brian Kupchik, President, Chief Executive Officer

APPSOFT TECHNOLOGIES, INC.

1225 Franklin Avenue

Suite 325

Garden City, NY 11530

(516) 224-7717

INFORMATION STATEMENT PURSUANT TO SECTION 14C

OF THE SECURITIES EXCHANGE ACT OF 1934

The following corporate actions (the “Corporate Actions”) were unanimously authorized and approved by the written consent of the board of directors (“Board”) of AppSoft Technologies, Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), on November 30, 2018 and by written consent of the holders of 2,185,000 shares (approximately 52.71%) of common stock, par value $0.0001 per share (“Common Stock”), of the Company on December 4, 2018 (the “Majority Holders”), the record date set by the Board for holders of Common Stock entitled to vote with respect to the corporate actions enumerated below and to receive a copy of this Information Statement (“Record Date”):

Action 1:	An agreement between the Company and Ventureo, LLC, the sole holder of shares of the Company’s Series A Cumulative, Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), and its affiliates, which collectively hold $158922.15 of debt incurred by the Company as of the Record Date (“Debt”), pursuant to which such debt-holders agreed to exchange the promissory notes evidencing such debt, which mature on December 1, 2018 (the “Original Promissory Notes”), for promissory notes that mature on December 31, 2021 (the “New Promissory Notes”) and the Company agreed to amend its articles of incorporation to reduce the price at which shares of the Series A Preferred Stock convert into Common Stock (the “Agreement”); and

Action 2:	An amendment to the Company’s Articles of Incorporation, as amended to date (the “Articles of Incorporation”), as required by the Agreement, to reduce the price at which shares of the Series A Preferred Stock convert into shares of Common Stock from $0.005 per share to $0.0002 per share (the “Amendment”).

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the Corporate Actions described herein in compliance with Regulation 14C of the Exchange Act.

GENERAL INFORMATION

This Information Statement is being furnished to all holders of Common Stock as of the Record Date in connection with action taken by written consent of the Majority Holders to authorize the Corporate Actions (the “Stockholder Consent”).

Outstanding Shares and Voting Rights

As of the Record Date, there were 4,145,103 shares of Common Stock outstanding and 1,937,400 shares of Series A Preferred Stock outstanding. Each share of Common Stock entitles its holder to one vote on any matter submitted to the stockholders. Each share of Series A Preferred Stock entitles its holder to one vote on any matter submitted to the stockholders and votes together with the holders of Common Stock, except as otherwise required by law. The Articles of Incorporation do not authorize cumulative voting.

Vote Required; Reasons for Obtaining Stockholder Consent

The Board sought the consent of the Majority Holders to the Corporate Actions because the Agreement provides for the amendment of the Articles of Incorporation and under the Nevada Revised Statutes (“NRS”) an amendment to a corporation’s articles of incorporation requires the approval of the holders of shares representing a majority of the voting power of each class or series of stock adversely affected by the amendment.

The holder of Series A Preferred Stock abstained from voting with respect to the Corporate Actions because it would derive a direct benefit from the Corporate Actions by reason of the decrease in the conversion price of the Series A Preferred Stock, and voting on this matter would have represented a conflict of interest.

In order to eliminate the costs involved in holding a special meeting at which the Agreement and the Amendment would be considered and acted upon and filing a full proxy statement as would be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Board elected to obtain the written consent of the holders of a majority of our outstanding Common Stock to approve the Amendment.

Statutory and Corporate Authority for Stockholder Action by Written Consent

Stockholders of our Company may take action pursuant to a written consent in lieu of a meeting in accordance with section 78.320 of the NRS and Section 2.9 of the Company’s bylaws which provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Effective Date of Corporate Actions

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date on which the Corporate Actions taken pursuant to the written consent can become effective is 20 days after the first mailing or other delivery of this Information Statement to our stockholders. Upon the expiration of the 20-day period, the Agreement will be effective and we will file a certificate of amendment to our Articles of Incorporation (the “Certificate”) with the Secretary of State of the state of Nevada, at which time the Amendment will take effect. Therefore, it is expected that the Amendment will become effective on or about [__________].

Interests of Certain Persons in Matters to Be Acted Upon

Our sole officer and director, nor any of his associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in his capacity as a holder of shares of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

Dissenters’ Rights of Appraisal

Under Nevada law, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the Amendment.

Costs of the Information Statement

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Common Stock as of the Record Date.

DESCRIPTION OF CAPITAL STOCK

General

Our authorized capital stock consists of 1,010,000,000 Shares of capital stock, of which 1,000,000,000 shares are Common Stock and 10,000,000 shares are preferred stock. As of the Record Date, there were 4,145,103 shares of Common stock outstanding and 2,000,000 shares of preferred stock outstanding, designated as “Series A Cumulative, Convertible Preferred Stock,” of which there were 1,937,400 shares outstanding as of the Record Date.

Common Stock

Holders of the Common Stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of Common Stock do not have cumulative voting rights. Holders of the Common Stock representing a majority of the voting power of the Company’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company’s articles of incorporation.

Subject to the rights of holders of the preferred stock, holders of the Common Stock are entitled to share in all dividends that our Board, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up of our Company, each outstanding share of Common Stock entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the Common Stock. The Common Stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Common Stock.

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Preferred Stock

Of the 10,000,000 shares of authorized preferred stock, 2,000,000 shares have been designated Series A Preferred Stock, the rights, designations, preferences and limitations of which are described below. The remaining shares of preferred stock are undesignated preferred stock that can be designated and issued by the Board at any time without stockholder approval.

Series A Cumulative Convertible Preferred Stock

Liquidation Preference and Ranking

Upon a liquidation event, the Company shall first pay to the holders of the Series A Preferred Stock an amount per share equal to the Original Issue Price (i.e., $0.05 per share of Series A Preferred Stock), plus all accrued and unpaid dividends on each share of Series A Preferred Stock (the “Series A Preference Amount”). After full payment of the liquidation preference amount to the holders of the Series A Preferred Stock, the Company will then distribute the remaining assets to holders of Common Stock, other junior preferred shares (if any) and the Series A Preferred Stock on an as-if-converted-basis.

The Series A Preferred Stock ranks senior to the Common Stock and senior to any other shares of preferred stock the Company may issue in the future.

Dividends

Shares of Series A Preferred Stock are entitled to receive dividends at an annual rate of $0.01 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) which accrue on such shares from the date of issuance and which are cumulative. Dividends are payable quarterly in shares of Common Stock equal to the amount of interest payable divided by the conversion price of the Series A Preferred Stock then in effect. We may not declare, pay or set aside any dividends on shares of any other class or series of our capital stock (other than dividends on shares of common stock payable in shares of Common Stock) unless the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in accordance with the provisions of the designation of the Series A Preferred Stock.

Optional Conversion

The holders of Series A Preferred Shares will, at any time, be entitled to convert each share of Series A Preferred Stock into shares of Common Stock at a conversion price of $0.0002 per share, after giving effect to the Amendment. The holders of Series A Preferred Stock shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after giving effect to such conversion, the holder (together with the holder’s affiliates) would beneficially own in excess of 4.99%, except that the holder may, by written notice to the Company, increase or decrease this percentage up to a maximum of 9.99%, provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to us, and (ii) any such increase or decrease will apply only to the holder and not to any other holder of Series A Preferred Stock.

The Series A Preferred Stock is subject to provisions that protect the holders against dilution by adjustment of the conversion price and/or number of shares of Common Stock issuable upon conversion in certain events such as stock dividends, stock splits, mergers, recapitalizations and other similar events.

Voting Rights

The Series A Preferred Stock votes together with the Common Stock on an as-converted basis, and not as a separate class, except with respect to the protective provisions described below.”

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Protective Provisions

For so long as at least 50% of the shares of Series A Preferred Stock originally issued remain outstanding, in addition to any other vote or approval required under the Articles of Incorporation or bylaws, the Company will not, without the written consent of the holders of at least a majority of the shares of Series A Preferred Stock, (i) liquidate, dissolve or wind-up the affairs of the Company or effect any merger or consolidation or any deemed liquidation event unless, as a result, the holders of shares of Series A Preferred Stock receive their full liquidation preference, (ii) amend, alter or repeal any provision of the Articles of Incorporation or bylaws of the Company in a manner that adversely affects the powers, preferences or rights of the shares of Series A Preferred Stock, (iii) create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock other than shares of Common Stock, (iv) enter into, create, incur, assume any indebtedness in excess of $200,000, (v) enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired, (vi) enter into any transaction that would result in the issuance of in excess of 10% of the Company’s then outstanding shares of Common Stock, (vii) enter into any transaction resulting in the sale of any material assets of the Company, or (viii) enter into any agreement with respect to any of the foregoing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our capital stock as of the Record Date, by (i) each person known by us to be the beneficial owner of more than 5% of each class of our outstanding capital stock, (ii) each director and each of our executive officers and (iii) all executive officers and directors as a group. As of the Record Date, there were 4,145,103 shares of our Common Stock outstanding and 1,937,400 shares of Series A Preferred Stock outstanding.

The number of shares of capital stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Officers
Brian Kupchik, President, Chief Financial Officer and Director	2,000,000	48.25%
All officers and directors as a group (1 person)	2,000,000	48.25%
Series A Preferred Stock [1]:
Ventureo, LLC 20 West Park Avenue Suite 207 Long Beach NY 11561	1,937,400	100%

1. The shares of Series A Preferred Stock are convertible, at the option of the holder, into shares of Common Stock at a conversion price of $0.0002 per share, after giving effect to the Amendment. The holder of Series A Preferred Stock may not convert any portion of the Series A Preferred Stock if, after giving effect to such conversion, the holder would beneficially own in excess of 4.99% of Common Stock, except that the holder may, by written notice to the Company, increase or decrease this percentage up to a maximum of 9.99%, provided that any such increase will not be effective until the 61st day after such notice is delivered to us. See “DESCRIPTION OF SECURITIES.”

BACKGROUND TO CORPORATE ACTIONS

We were organized in March 2015 to develop, publish and market mobile software applications for smartphones and tablet devices (“Apps”). In connection with our formation, on April 8, 2015, we issued 2,000,000 shares of Series A Preferred Stock to Ventureo, LLC (“Ventureo”) in consideration of the payment to us of $50,000 and the sale and transfer of assets comprising a portfolio of over 400 Apps. Since our inception, we have generated only minimal revenues from the sale of our Apps, amounting to less than $5,000 over three years. As described in the periodic reports we file with the SEC, our ability to pursue and achieve our objectives is predicated on our receipt of meaningful revenue from sales of our existing Apps and those we may release in the future and from our ability to raise capital from outside sources. Over the last several quarters, our ability to pursue and realize our business objectives has been constrained by our lack of capital which we require to fund the development and commercialization of our Apps.

In order to fund our capital requirements over the last several quarters, we have periodically borrowed funds from various parties. As of November 30, 2018, we had outstanding debt in the aggregate amount of $158,922.15, including interest accrued, of which we owed $86,043.66 to Empire State Financial, Inc, (“ESFI”) and $72,878.49 to Bryan Glass (together, the “Creditors” and the debt owed to such Creditors, the “Debt”). The Debt is evidenced by a series of promissory notes that bear interest at the rate of 2% per year that mature on December 1, 2018 (collectively, the “Original Notes”). ESFI, Mr. Glass and Ventureo are affiliates, as such term is defined under federal securities laws

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Since our Common Stock was admitted to quotation in the OTC Bulletin Board Market in June 2017, we have sought to transition from borrowing money to selling stock to fund our capital requirements. Though we have been able to raise a small amount of capital by selling securities in private placements, primarily to associates of our president, we have not been successful in our efforts to raise all of the capital we require to fund the development and commercialization of our existing Apps or to acquire new Apps. We believe that the Debt, which matures on December 1, 2018, represents a significant near-term overhang on the Company’s financial viability and is suppressing interest in investment and otherwise represents an impediment to investor confidence in our Company. Our inability to raise meaningful capital, either in the form of debt or equity, has constrained our operations over the last several quarters, as we have not been able to continue or complete the development of existing Apps in process, acquire new Apps or appropriately market our existing Apps. Moreover, if we were unable to satisfy the Debt on the maturity date, the Creditors could bring an action against us demanding payment of the total amount of principal and interest due under the Original Notes and for the cost of collecting the Original Notes, including their reasonable legal fees and the other costs they incur. Presently, we do not have the financial resources to satisfy the Original Notes on their maturity date nor to defend any collection proceedings. If the Creditors were to obtain a judgment against us in the amount of the Debt and their other costs, a court could enforce the judgment by requiring us to sell our assets. Accordingly, we have been seeking to defer the payment of the Debt to allow us to both raise the capital required to allow us to resume conventional operations and provide us with the time necessary to generate revenue sufficient to permit us to satisfy our financial obligations and boost investor confidence in our Company.

ACTION 1

ADOPTION OF THE AGREEMENT

On November 30, 2018, we entered into the Agreement with the Creditors under which each Creditor agreed to cancel the Original Notes issued to it and accept a new promissory note from us evidencing the amount of principal and accrued interest thereon through such date owed to the Creditor that mature on December 31, 2021 (“New Notes”) in exchange for the Original Notes. In consideration for the exchange of the Original Notes for the New Notes, we agreed to reduce the price at which each share of Series A Preferred Stock, of which Ventureo is the sole holder, converts into Common Stock from $0.005 per share (the “Original Conversion Price”) to $0.0002 per share (the “Amended Conversion Price”) and to file an amendment to our Articles of Incorporation reflecting the change of the conversion price. Our Board approved the Agreement by unanimous written consent to action on November 30, 2018 and the Majority Holders approved the Agreement by the Stockholder Consent on December 4, 2018.

A copy of the Agreement executed by the parties is attached hereto as Exhibit A.

Purpose of Entering into the Agreement

We entered into the Agreement as a means of deferring the maturity date of the Debt owed to the Creditors, which we would not have been able to satisfy at the time the Debt became due under the Original Notes. Our failure to pay the Debt when due could have placed our assets in jeopardy if the Creditors were to obtain a judgment against us and a court ordered the sale of our assets.

Our Board believes that the transactions consummated under Agreement are in the best interest of the Company and its stockholders because by deferring the maturity date of the Original Notes by over thirty-six months, we have avoided an action against us by the Creditors under the Original Notes which could serve as trigger for investment in the Company that will allow us to resume developing and marketing our products and to begin generating meaningful revenue, thereby allowing us to repay the Debt.

Effect of Entering into the Agreement

Except as discussed below under the heading “ACTION 2—AMENDMENT TO ARTICLES OF INCORPORATION— Effect of the Amendment” below, we do not believe that our entry into the Agreement will have a direct effect on the holders of our Common Stock. Ventureo, LLC, as the sole holder of shares of Series A Preferred Stock will directly benefit from the decrease in the conversion price that we agreed to in the Agreement by virtue of its ability to convert the shares of Series A Preferred Stock into a greater number of shares of Common Stock.

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ACTION 2

AMENDMENT TO ARTICLES OF INCORPORATION

As required by the Agreement, we are amending our Articles of Incorporation to reduce the price at which each share of Series A Preferred Stock converts into shares of Common Stock from $0.005 per share (the “Original Conversion Price”) to $0.0002 per share (the “Amended Conversion Price”). Our Board approved the Amendment by unanimous written consent to action on November 30, 2018 and the Majority Holders approved the Amendment by the Stockholder Consent on December 4, 2018.

Purpose of Amending the Articles of Incorporation to Reduce the Conversion Price

As described elsewhere in this Information Statement, the purpose of reducing the Original Conversion Price to the Amended Conversion Price was to induce the Creditors to enter into the Agreement and to accept the New Notes, which extend the maturity date from December 1, 2018 to December 31, 2021, in exchange for the Original Notes.

Effect of Amending the Articles of Incorporation to Reduce the Conversion Price

Prior to the Amendment, each share of Series A Preferred Stock was convertible into Common Stock at a rate calculated by dividing $0.05, the original issue price of the Series A Preferred Stock as set forth in our Articles of Incorporation, by the Original Conversion Price, so that each share of Series A Preferred Stock converted into ten shares of Common Stock. At the Original Conversion Price, the aggregate of the 1,937,400 shares of Series A Preferred Stock outstanding as of the Record Date were convertible into 19,374,000 shares of Common Stock. After giving effect to the Amendment and the reduction of the conversion price to the Amended Conversion Price, each share of Series A Preferred Stock is convertible into 250 shares of Common Stock and the aggregate of the 1,937,400 shares of Series A Preferred Stock outstanding are convertible into 484,350,000 shares of Common Stock. Accordingly, Ventureo, LLC, as the sole holder of shares of Series A Preferred Stock will directly benefit from the decrease in the conversion price that we agreed to in the Agreement by virtue of its ability to convert the Series A Preferred Stock into a greater number of shares of Common Stock, subject to limitations in the Articles of Incorporation which prohibit it from converting shares of Series A Preferred Stock to the extent that after giving effect to such conversion, Ventureo, LLC (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock then outstanding (except that it may, by written notice to the Company, increase or decrease this percentage up to a maximum of 9.99%, as more fully described below under the heading “DESCRIPTION OF CAPITAL STOCK—Preferred Stock—Optional Conversion”).

In order to affect the Amendment, we will file the Certificate in which we amend Section 4.6.1(a) of our Articles of Incorporation as currently in effect to read as follows:

“4.6.1. Right to Convert.

(a) Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined below) in effect at the time of conversion. The “Series A Conversion Price” shall initially be equal to $0.0002. Such initial Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided in Section 4.6.4 hereof and shall be subject to the limitation set forth in Section 4.6.1(c) hereof.”

A copy of the form of Certificate is attached to this Information Statement as Exhibit B.

While the impact of reducing the conversion price from $0.005 per share to $0.0002 substantially increases the number of shares of Common Stock we will be required to issue upon the conversion of the Series A Preferred Stock and results in significant dilution to the holders of Common Stock in terms of their relative percentage ownership in the Company, the Board believes that entering into the Agreement was important to our Company and its stockholders. By deferring the maturity date of the Debt until December 31, 2021, we believe that we have given our Company the possibility of raising meaningful capital to resume operations and the time to generate the revenue necessary to satisfy the Debt, though we cannot provide any assurance that we will have the resources to pay the Debt when it matures. For these reasons, our Board believed that our entry into the Agreement and the commitment to proceed with the Amendment was advisable for and in the best interest of the Company and our stockholders.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.

We undertake to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain any of the documents incorporated by reference through the SEC or the SEC’s website as described below. You may request copies of the documents incorporated by reference in this Information Statement, at no cost, by writing to us at:

APPSOFT TECHNOLOGIES, INC.

1225 Franklin Avenue,

Suite 325

Garden City, NY 11530

FORWARD LOOKING STATEMENTS

This Information Statement and the other reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”) contain forward-looking statements about the Company’s business. Forward-looking statements can be identified by our use of the words “expects,” “will,” “believes,” “anticipates,” “may,” “hopes” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described in the Company’s SEC filings.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. The information we file with the SEC or contained on, or linked to through, our corporate website or any other website that we may maintain is not part of this Information Statement. You may also read and copy, at the SEC’s prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.

Statements contained in this Information Statement concerning the provisions of any documents are necessarily summaries of those documents, and each statement is qualified in its entirety by reference to the copy of the document filed with the SEC.

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EXHIBIT A TO INFORMATION STATEMENT

NOTE EXCHANGE AGREEMENT

NOTE EXCHANGE AGREEMENT

NOTE EXCHANGE AGREEMENT (this “Agreement”) dated November 30, 2018, by and among AppSoft Technologies, Inc., a Nevada corporation (the “Company”), Ventureo, LLC, a New York limited liability company (“Ventureo”), Empire State Financial, Inc., a New York corporation (“ESFI”), and Bryan Glass (“Mr. Glass”)

ESFI and Mr. Glass may sometimes be referred to herein as a “Creditor Party” and together as the “Creditor Parties”.

Ventureo, ESFI and Mr. Glass may sometimes be referred to herein as a “Ventureo Party” and together as the “Ventureo Parties”.

RECITALS:

WHEREAS, as of November 30, 2018, the Company is indebted (i) to ESFI in the aggregate amount of $86,043.66, including principal and accrued interest through such date and (ii) to Mr. Glass in the aggregate amount of $72,878.49, including principal and accrued interest through such date (collectively, the “Debt”), which Debt is evidenced by promissory notes that bear interest at the rate of 2% per annum and which mature on December 1, 2018, a list of which appears on Schedule I (the “Original Notes”); and

WHEREAS, Ventureo is the holder of all outstanding shares of the Company’s Series A Cumulative, Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), which such shares of Series A Preferred Stock are convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a price of $0.05 divided by the initial conversion price of $0.005 per share (the “Conversion Price”), as provided in the Company’s Articles of Incorporation, as amended (the “Articles”); and

WHEREAS, subject to the terms and conditions of this Agreement, each of ESFI and Mr. Glass has agreed to cancel all of the Original Notes issued in its name and to accept in exchange therefor a new promissory note representing such portion of the Debt due and owing to such person at November 30, 2018, which new promissory note shall bear interest at the rate of 2% per annum and mature on December 31, 2021, copies of which are attached to this Agreements as Exhibit A and Exhibit B (the “New Notes”), and the Company has agreed to issue the New Notes and to amend its Articles to reduce the Conversion Price per share of Series A Preferred Stock from $0.005 per share to $0.0002 per share (the “Note Exchange”); and

WHEREAS, ESFI, Mr. Glass and Ventureo are affiliates of each other and consequently each of the Ventureo Parties will derive substantial direct and indirect benefit from the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Ventureo Parties agree as follows:

1.	Agreements of the Parties.

(a)           Agreements of the Creditor Parties. Effective as of the Closing Date (as defined in Section 2 below), each Creditor Party does hereby:

(i)       cancel each of the Original Notes made payable to it as listed on Schedule I and renounces all of its rights thereunder and agrees to accept in exchange and in full substitution therefor, a New Note evidencing its portion of the Debt; and

(ii)       agree to refrain in all respects after the date hereof from enforcing the Original Notes or their rights thereunder and covenants and agrees with the Company that its rights vis a vis the Company with respect to all Debt evidenced by the Original Notes shall be governed by the New Note; and

(iii)       consent to the Amendment, as such term is defined below.

10

(b)           Agreements of the Company. The Company:

(i)       shall, as expeditiously as practicable, (A) seek to obtain the written consent of the holders of a majority of the outstanding shares of Common Stock to this Agreement and the transactions contemplated hereby, and to the Amendment (the “Written Consent”); (B) take all such steps required by the corporate laws of the state of Nevada, the Company’s bylaws and federal securities laws to amend its articles of incorporation to reduce the Conversion Price from $0.005 per share to $0.0002 per share (the “Amendment”); and

(ii)       agrees to be bound at all times hereafter by the terms and provisions New Notes with respect to the Debt.

2.	Closing.

(a)           Time and Place. The closing of the transactions contemplated by this Agreement shall occur on the date of this Agreement (the “Closing” and the date on which the Closing occurs, the “Closing Date”).

(b)           Deliverables.

(i)       At the Closing, each Creditor Party shall deliver to the Company:

(A)	a copy of this Agreement executed by a person duly authorized to execute this Agreement on behalf of such Creditor Party; and

(B)	the Original Notes, across the face of which is printed the word “CANCELLED.”

(ii)       At the Closing, the Company shall deliver to the Creditor Parties:

(A)	the signature page to this Agreement executed by a person duly authorized by the Company to execute this Agreement on behalf of the Company; and

(B)	the New Notes executed by an officer of the Company duly authorized to execute same.

3.       Representations and Warranties of the Company. The Company represents and warrants to the Creditor Parties as of the date hereof and as of the Closing Date, as follows:

(a)       Due Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the full corporate power and authority necessary to own and operate its properties and to conduct its business as now conducted.

(b)       Due Authorization; Binding Agreement; No Conflicts. The Company has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Creditor Parties) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). Neither this Agreement nor the consummation of the Note Exchange will violate, conflict with or result in a breach of or default under (i) the certificate of incorporation or bylaws of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

(c)       Validity of New Notes. The New Notes issued pursuant to this Agreement, when delivered in exchange for the Original Notes in accordance with this Agreement, will be the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

4.       Representations and Warranties of the Creditor Parties. Each Creditor Party hereby represents and warrants to the Company, severally and not jointly, as of the date hereof and as of the Closing Date, as follows:

(a)       Due Organization. Each Creditor Party is duly organized and validly existing under the laws of the jurisdiction of its organization.

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(b)       Authority. Each Creditor Party has all requisite authority and power and full legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Creditor Party of this Agreement do not require any consent or approval that has not been validly and lawfully obtained. Assuming this Agreement has been duly and validly authorized, executed and delivered by the Company, this Agreement constitutes the legal, valid and binding obligation of the Creditor Party, enforceable against him or it in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

(c)       Ownership of the Original Notes. Such Creditor Party is, and at all times since the date of issuance of the Original Notes has been, the legal and beneficial owner and holder of the Original Notes and it has not transferred or assigned the Original Notes to any other person or entity. Neither the Original Notes, the indebtedness owed to it thereunder is currently subject to any liens or security interests.

(d)       No Approval Required. Such Creditor Party’s execution, delivery and performance of this Agreement do not require prior approval of any other person including, without limitation, any state or federal governmental authority having jurisdiction over such Creditor Party.

(e)       Investment Intent. The New Notes to be acquired by such Creditor Party pursuant to this Agreement shall be acquired for such Creditor Party’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and such New Notes shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(f)       Status of Creditor Party. Such Creditor Party is an “accredited investor” as defined in Rule 501 under Regulation D of the Securities Act.

(g)       Acknowledgement of Benefit. Each of ESFI and Mr. Glass acknowledges and confirms that it will derive substantial direct and indirect benefits from the consideration for the Note Exchange received by them under this Agreement and that the consideration received by Ventureo hereunder represents adequate consideration to support their respective agreements hereunder.

5.       General Provisions.

(a)       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on Schedule II hereto.

(b)       Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by any of the Creditor Parties or the Company from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the party sought to be bound, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

(c)       Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

(d)       Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

12

(e)       Entire Agreement. This Agreement embodies the entire agreement and understanding of the Creditor Parties and the Company with respect to the subject matter hereof and thereof, and supersedes all prior agreements or understandings, with respect to the subject matter of this Agreement.

(f)       Specific Performance; Enforcement. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity. The parties agree that they shall be entitled to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they may entitled at law or in equity. In addition, each of the parties hereto (i) agrees that any action related to or arising out of this Agreement or any of the transactions contemplated hereby shall be brought in the state or federal courts located in Borough of Manhattan, City of New York.

(g)       Counterparts; Execution. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by electronic transmission (facsimile or pdf), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such electronic signature page were an original thereof.

(h)       Expenses. All fees and expenses with respect to the negotiation of this Agreement and the consummation of the transactions contemplated hereby shall be borne by the party incurring such fees and expenses.

[Signature page follows]

13

IN WITNESS WHEREOF, the Company and each Creditor Party has caused this Agreement to be executed on its behalf as of the date first written above.

APPSOFT TECHNOLOGIES, INC.		EMPIRE STATE FINANCIAL, INC.

By:		By:
	Brian Kupchik, President	Bryan Glass, Authorized Member

VENTUREO LLC		BRYAN GLASS

By:
Bryan Glass, President

14

EXHIBIT A TO NOTE EXCHANGE AGREEMENT

FORM OF NEW NOTE ISSUABLE TO ESFI

PROMISSORY NOTE

Amount: $86,043.66	November 30, 2018

FOR VALUE RECEIVED, AppSoft Technologies, Inc, a corporation organized and existing under the laws of State of Nevada, with offices at 1225 Franklin Ave Suite 325, Garden City, NY 11530 (the “Company”), promises to pay to the order of Empire State Financial, Inc., a New York corporation, having an address at 20 West Park Ave, Suite 270, Long Beach, NY 11561 (the “Holder”), the principal amount of EIGHTY-SIX THOUSAND FORTY-THREE DOLLARS and 66/100 cents ($86,043.66) (“Principal Amount”), together with interest incurred thereon, all as hereinafter provided. Any payments of amounts due hereunder shall be in such currency of the United States at the time of payment as shall be legal tender for the payment public or private debts.

1.       Repayment. Except as otherwise provided herein, the Principal Amount and all interest accrued and unpaid under this Promissory Note (“Note”) shall become due on December 31, 2012 (the “Maturity Date”), and shall be payable by the Company to the Holder in full on the Maturity Date; provided that, this Note may be prepaid in whole or in part by the Company without penalty or premium at any time and from time to time prior to the Maturity Date. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Company.

2.       Interest. Prior to the date upon which this Note becomes due and payable as described herein, the unpaid balance of the Principal Amount shall accrue interest at a rate equal to 2% per annum (“Interest”). Interest shall accrue from the date hereof until the entire Principal Amount is repaid in full. All computations of Interest hereunder shall be made on the basis of a 360-day year of twelve 30-day months. If all or a portion of the Principal Amount or Interest shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), the Company hereby promises to pay, on demand, interest on such overdue amount from and including the due date to, but excluding, the date such amount is paid in full, at 2% per annum until the date such overdue amount is paid in full).

3.       Payments. All payments received by the Holder hereunder will be applied first to costs of collection and fees, if any, then to interest, and the balance to principal. All payments due under this Note shall be made in lawful currency of the United States of America in immediately available funds before 3:00 p.m. New York City time on the due date thereof at the account coordinates for the Holder on file with the Company, or in such other manner or at such other place as the Holder of this Note designates in writing. If any payment due hereunder shall become due on a Saturday, Sunday or legal holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day in the State of New York.

4.       Events of Default. If any of the following conditions, events or acts shall occur (each and “Event of Default”):

(a)       the Company shall fail to make the payment of any amount of Principal or Interest on the date such payment shall become due and payable hereunder and such failure shall continue for ten (10) days after written notice of such failure; or

(b)       a judgment or order for the payment of money shall be rendered against the Company; or

(c)       the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(d)       An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

then the Company shall be in default under this Note and the Holder shall all of the rights and privileges with respect to such Event of Default as are set forth in this Note.

5.       Remedies upon Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder may at any time at its option, upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 4(c) or 4(d)) declare the entire unpaid Principal balance of this Note, together with all accrued but unpaid Interest, due and payable, and thereupon, the same shall be accelerated and so due and payable.

6.       No Waiver by Holder. The remedies of Holder as provided herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefore shall arise. No delay or omission by Holder in exercising, or failure by Holder on any one or more occasions to exercise any right, remedy or recourse hereunder, or at law or in equity, including, without limitation, Holder’s right, after the occurrence of any Event of Default by the Company, to declare the entire indebtedness evidenced hereby due and payable, shall be construed as a novation of this Note or shall operate as a waiver or release or prevent the subsequent exercise of any or all such rights, such waiver or release to be effected only through a written document executed by Holder, and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to a subsequent event.

7.       Interest Limitation. All agreements between the Company and Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law (“Maximum Rate”). If from any circumstance whatsoever, fulfillment of any provision hereof at any time given the amount paid or agreed to be paid shall exceed the Maximum Rate permissible under applicable law, then, the obligation to be fulfilled shall automatically be reduced to the limit permitted by applicable law, and if from any circumstance Holder should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such highest lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest.

8.       Assignment. This Note may not be assigned, transferred or otherwise negotiated by the Holder without the prior written consent of the Company.

9.       Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

10.      Successors and Assigns. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and permitted assigns of the parties whether so expressed or not.

11.      Notices. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing, delivered to the addresses stated above. Either party may change by notice the address to which notices to it are to be addressed.

12.      Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

13.      Expenses. The Company hereby agrees to pay to the Holder all expenses incurred by the Holder, including reasonable attorneys' fees, in enforcing and collecting amounts due hereunder.

14.      Entire Agreement. This Note contains the entire agreement between the Company and the Holder with respect to the subject matter hereof, and supersedes every course of dealing, other conduct or oral agreement or representation previously made by the Holder. No change in this Note shall be effective unless made in a writing duly executed by the Holder and the Company.

(Signature page follows.)

IN WITNESS WHEREOF, the Company has caused this Note to be signed on the date first set forth above.

APPSOFT TECHNOLOGIES, INC.

By:

Print Name: Brian Kupchik

Title: CEO, AppSoft Technologies

EXHIBIT B TO NOTE EXCHANGE AGREEMENT

FORM OF NEW NOTE ISSUABLE TO MR. GLASS

PROMISSORY NOTE

Amount: $72,878.49	November 30, 2018

FOR VALUE RECEIVED, AppSoft Technologies, Inc, a corporation organized and existing under the laws of State of Nevada, with offices at 1225 Franklin Ave Suite 325, Garden City, NY 11530 (the “Company”), promises to pay to the order of Bryan Glass, an individual, having an address at 20 West Park Ave, Suite 270, Long Beach, NY 11561 (the “Holder”), the principal amount of SEVENTY-TWO THOUSAND EIGHT HUNDRED SEVENTY EIGHT DOLLARS and 49/100 cents ($72,878.49) (“Principal Amount”), together with interest incurred thereon, all as hereinafter provided. Any payments of amounts due hereunder shall be in such currency of the United States at the time of payment as shall be legal tender for the payment public or private debts.

1.       Repayment. Except as otherwise provided herein, the Principal Amount and all interest accrued and unpaid under this Promissory Note (“Note”) shall become due on December 31, 2012 (the “Maturity Date”), and shall be payable by the Company to the Holder in full on the Maturity Date; provided that, this Note may be prepaid in whole or in part by the Company without penalty or premium at any time and from time to time prior to the Maturity Date. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Company.

2.       Interest. Prior to the date upon which this Note becomes due and payable as described herein, the unpaid balance of the Principal Amount shall accrue interest at a rate equal to 2% per annum (“Interest”). Interest shall accrue from the date hereof until the entire Principal Amount is repaid in full. All computations of Interest hereunder shall be made on the basis of a 360-day year of twelve 30-day months. If all or a portion of the Principal Amount or Interest shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), the Company hereby promises to pay, on demand, interest on such overdue amount from and including the due date to, but excluding, the date such amount is paid in full, at 2% per annum until the date such overdue amount is paid in full).

3.       Payments. All payments received by the Holder hereunder will be applied first to costs of collection and fees, if any, then to interest, and the balance to principal. All payments due under this Note shall be made in lawful currency of the United States of America in immediately available funds before 3:00 p.m. New York City time on the due date thereof at the account coordinates for the Holder on file with the Company, or in such other manner or at such other place as the Holder of this Note designates in writing. If any payment due hereunder shall become due on a Saturday, Sunday or legal holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day in the State of New York.

4.       Events of Default. If any of the following conditions, events or acts shall occur (each and “Event of Default”):

(a)       the Company shall fail to make the payment of any amount of Principal or Interest on the date such payment shall become due and payable hereunder and such failure shall continue for ten (10) days after written notice of such failure; or

(b)       a judgment or order for the payment of money shall be rendered against the Company; or

(c)       the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(d)       An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

then the Company shall be in default under this Note and the Holder shall all of the rights and privileges with respect to such Event of Default as are hereinafter set forth.

5.       Remedies upon Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder may at any time at its option, upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 4(c) or 4(d)) declare the entire unpaid Principal balance of this Note, together with all accrued but unpaid Interest, due and payable, and thereupon, the same shall be accelerated and so due and payable.

6.       No Waiver by Holder. The remedies of Holder as provided herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefore shall arise. No delay or omission by Holder in exercising, or failure by Holder on any one or more occasions to exercise any right, remedy or recourse hereunder, or at law or in equity, including, without limitation, Holder’s right, after the occurrence of any Event of Default by the Company, to declare the entire indebtedness evidenced hereby due and payable, shall be construed as a novation of this Note or shall operate as a waiver or release or prevent the subsequent exercise of any or all such rights, such waiver or release to be effected only through a written document executed by Holder, and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to a subsequent event.

7.       Interest Limitation. All agreements between the Company and Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law (“Maximum Rate”). If from any circumstance whatsoever, fulfillment of any provision hereof at any time given the amount paid or agreed to be paid shall exceed the Maximum Rate permissible under applicable law, then, the obligation to be fulfilled shall automatically be reduced to the limit permitted by applicable law, and if from any circumstance Holder should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such highest lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest.

8.       Assignment. This Note may not be assigned, transferred or otherwise negotiated by the Holder without the prior written consent of the Company.

9.       Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

10.     Successors and Assigns. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and permitted assigns of the parties whether so expressed or not.

11.     Notices. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing, delivered to the addresses stated above. Either party may change by notice the address to which notices to it are to be addressed.

12.     Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

13.     Expenses. The Company hereby agrees to pay to the Holder all expenses incurred by the Holder, including reasonable attorneys' fees, in enforcing and collecting amounts due hereunder.

14.     Entire Agreement. This Note contains the entire agreement between the Company and the Holder with respect to the subject matter hereof, and supersedes every course of dealing, other conduct or oral agreement or representation previously made by the Holder. No change in this Note shall be effective unless made in a writing duly executed by the Holder and the Company.

(Signature page follows.)

IN WITNESS WHEREOF, the Company has caused this Note to be signed on the date first set forth above.

APPSOFT TECHNOLOGIES, INC.

By:

Print Name: Brian Kupchik

Title: CEO, AppSoft Technologies

SCHEDULE I TO NOTE EXCHANGE AGREEMENT

PROMISSORY NOTES OUTSTANDING TO CREDITOR PARTIES

PROMISSORY NOTES PAYABLE TO ESFI

Date	Date of Loan	Principal Amount of Loan	Interest Rate	Total Interest Accrued as of 9-30-18	Aggregate Amount of Principal and Interest
11/30/2018	5/24/2016	$8,000.00	0.02	$403.29	$8,403.29
11/30/2018	6/21/2016	$5,000.00	0.02	$244.38	$5,244.38
11/30/2018	07/19/2016	$6,500.00	0.02	$307.73	$6,807.73
11/30/2018	10/06/2016	$4,000.00	0.02	$172.05	$4,172.05
11/30/2018	10/14/2016	$2,600.00	0.02	$110.70	$2,710.70
11/30/2018	10/28/2016	$3,200.00	0.02	$133.79	$3,333.79
11/30/2018	11/02/2016	$3,300.00	0.02	$137.06	$3,437.06
11/30/2018	11/09/2016	$3,500.00	0.02	$144.03	$3,644.03
11/30/2018	11/18/2016	$700.00	0.02	$28.46	$728.46
11/30/2018	11/18/2016	$2,000.00	0.02	$81.32	$2,081.32
11/30/2018	11/22/2016	$3,000.00	0.02	$121.32	$3,121.32
11/30/2018	11/23/2016	$2,600.00	0.02	$105.00	$2,705.00
11/30/2018	12/21/2016	$1,000.00	0.02	$38.85	$1,038.85
11/30/2018	01/10/2017	$2,200.00	0.02	$83.06	$2,283.06
11/30/2018	03/09/2017	$1,000.00	0.02	$34.58	$1,034.58
11/30/2018	03/31/2017	$1,200.00	0.02	$40.04	$1,240.04
11/30/2018	04/04/2017	$1,000.00	0.02	$33.15	$1,033.15
11/30/2018	4/13/2017	$2,400.00	0.02	$78.38	$2,478.38
11/30/2018	04/26/2017	$2,000.00	0.02	$63.89	$2,063.89
11/30/2018	05/05/2017	$3,200.00	0.02	$100.65	$3,300.65
11/30/2018	05/09/2017	$3,000.00	0.02	$93.70	$3,093.70
11/30/2018	08/04/2017	$8,750.00	0.02	$231.58	$8,981.58
11/30/2018	8/28/2017	$1,230.00	0.02	$30.94	$1,260.94
11/30/2018	02/23/2018	$5,100.00	0.02	$78.25	$5,178.25
11/30/2018	04/09/2018	$3,000.00	0.02	$38.63	$3,038.63
11/30/2018	07/06/2018	$3,000.00	0.02	$24.16	$3,024.16
11/30/2018	7/10/2018	$600.00	0.02	$4.70	$604.70
					$86,043.66

PROMISSORY NOTES PAYABLE TO MR> GLASS

Date	Date of Loan	Principal Amount of Loan	Interest Rate	Total Interest Accrued as of 9-30-18	Aggregate Amount of Principal and Interest
11/30/2018	11/02/2016	$3,228.75	0.02	$134.10	$3,362.85
11/30/2018	2/17/2017	$1,650.00	0.02	$58.86	$1,708.86
11/30/2018	3/7/2017	$850.00	0.02	$29.48	$879.48
11/30/2018	8/30/2017	$12,000.00	0.02	$300.49	$12,300.49
11/30/2018	9/22/2017	$3,500.00	0.02	$83.23	$3,583.23
11/30/2018	10/24/2017	$8,000.00	0.02	$176.22	$8,176.22
11/30/2018	1/9/2018	$1,000.00	0.02	$17.81	$1,017.81
11/30/2018	3/6/2018	$250.00	0.02	$3.68	$253.68
11/30/2018	3/5/2018	$2,082.00	0.02	$30.80	$2,112.80
11/30/2018	3/5/2018	$490.00	0.02	$7.25	$497.25
11/30/2018	4/26/2018	$630.00	0.02	$7.53	$637.53
11/30/2018	6/2/2018	$15,100.00	0.02	$149.76	$15,249.76
11/30/2018	6/2/2018	$1,500.00	0.02	$14.88	$1,514.88
11/30/2018	7/23/2018	$525.00	0.02	$3.74	$528.74
11/30/2018	7/31/2018	$7,500.00	0.02	$50.14	$7,550.14
11/30/2018	8/13/2018	$455.00	0.02	$2.72	$457.72
11/30/2018	8/20/2018	$4,000.00	0.02	$22.36	$4,022.36
11/30/2018	9/12/2018	$743.00	0.02	$3.22	$746.22
11/30/2018	9/28/2018	$6,500.00	0.02	$22.44	$6,522.44
11/30/2018	9/28/2018	$1,750.00	0.02	$6.04	$1,756.04
					$72,878.49

SCHEDULE II TO NOTE EXCHANGE AGREEMENT

NOTICE COORDINATES

If to AppSoft Technologies, Inc., to:	1225 Franklin Avenue, Suite 325 Garden City, NY 11530 bkupchik@appsofttechnologies.com

If to Empire State Financial, Inc., Ventureo LLC or Bryan Glass, to:	20 West Park Avenue Suite 207 Long Beach, NY 11561 bglass@esfi.com

EXHIBIT B TO INFORMATION STATEMENT

FORM OF CERTIFICATE OF AMENDMENT

TO ARTICLES OF INCORPORATION

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation:

AppSoft Technologies, Inc. (the “Corporation”).

2.	Amendments

The articles have been amended as follows: (provide article numbers, if available):

(a)       Section 4.6.1(a) of our Articles of Incorporation as currently in effect is hereby amended so that said Section 4.6.1(a) shall hereafter reads as follows (all capitalized terms have the meanings ascribed to them in the articles of incorporation currently in effect):

“4.6.1. Right to Convert.

(a) Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined below) in effect at the time of conversion. The “Series A Conversion Price” shall be equal to $0.0002. Such Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided in Section 4.6.4 hereof and shall be subject to the limitation set forth in Section 4.6.1(c) hereof.”

3.	Stockholder Approval:

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

52.71% of the outstanding shares of common stock.

4.	Signature:

[_______________]

Name: Brian Kupchik

Title: President, AppSoft Technologies, Inc.